UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 17, 2017

NATIONAL GENERAL HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36311	27-1046208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
59 Maiden Lane, 38th Floor
New York, New York 10038
(Address of principal executive offices) (zip code)
(212) 380-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 17, 2017, National General Holdings Corp. (the “Company”) received a notification letter (the “Notice”) from the Nasdaq Listing Qualifications Department ("Nasdaq") stating that because the Company had not yet filed its Annual Report on Form 10-K for the year ended December 31, 2016 (the "Form 10-K") with the Securities and Exchange Commission (the "Commission"), it was not in compliance with the continued listing requirements under Nasdaq Listing Rule 5250(c)(1).

With the filing of the Company’s Form 10-K on March 23, 2017, the Company has regained compliance with the applicable listing rule.

On March 23, 2017, the Company issued a press release disclosing its receipt of the notification letter from Nasdaq in accordance with Nasdaq Listing Rule 5810(b), a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are furnished as part of this report:

Exhibit Number	Description of Exhibit

99.1	Press Release dated March 23, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL GENERAL HOLDINGS CORP.

Date: March 23, 2017	By:	/s/ Jeffrey Weissmann
Jeffrey Weissmann
General Counsel and Secretary